UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 31, 2015 (December 29, 2015)

MACC PEI Liquidating Trust
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-24412	45-6510799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24040 Camino Del Avion #A307, Monarch Beach, California	92629
(Address of Principal Executive Offices)	(Zip Code)

(402) 964-5000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 29, 2015, NL Strategies, Inc. distributed a letter to beneficial interest holders of MACC PEI Liquidating Trust (the “Trust”) concerning the Trust’s final distribution.  A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01- Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this report and the furnishing of this information pursuant to Item 7.01 does not mean that such information is material or that disclosure of such information is required.

Item 9.01.	Financial Statements and Exhibits.

d)            Exhibits

Exhibit Number	Description

99.1	Letter to Beneficial Interest Holders dated December 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 2015

MACC PEI LIQUIDATING TRUST

By:	/s/ Kevin J. Gadawski
Kevin J. Gadawski, President,
NL STRATEGIES, INC., Managing Trustee

Exhibit Index

Exhibit No.	Description

99.1	Letter to Beneficial Interest Holders dated December 29, 2015